UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2014

IMMUNE DESIGN CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington	98102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 25, 2014, Immune Design Corp. issued a press release, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:	/s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: July 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 25, 2014.